                                                                      Exhibit 32

                     MITSUBISHI TOKYO FINANCIAL GROUP, INC.

                            CERTIFICATION REQUIRED BY
                        RULE 13a-14(b) OR RULE 15d-14(b)
                               AND 18 U.S.C. Section 1350

     In connection with the Annual Report of Mitsubishi Tokyo Financial Group, Inc. (the "Company") on Form 20-F for the fiscal year ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Akio Utsumi, Chairman and Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ AKIO UTSUMI
                                -----------------------------
                                Name: Akio Utsumi
                                Title:  Chairman and Co-Chief Executive Officer




Dated:  September 29, 2003

                     MITSUBISHI TOKYO FINANCIAL GROUP, INC.

                            CERTIFICATION REQUIRED BY
                        RULE 13a-14(b) OR RULE 15d-14(b)
                               AND 18 U.S.C. Section 1350

     In connection with the Annual Report of Mitsubishi Tokyo Financial Group, Inc. (the "Company") on Form 20-F for the fiscal year ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Shigemitsu Miki, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ SHIGEMITSU MIKI
                              -----------------------------
                              Name: Shigemitsu Miki
                              Title:  President and Chief Executive Officer

Dated:  September 29, 2003

                     MITSUBISHI TOKYO FINANCIAL GROUP, INC.

                            CERTIFICATION REQUIRED BY
                        RULE 13a-14(b) OR RULE 15d-14(b)
                               AND 18 U.S.C. Section 1350

     In connection with the Annual Report of Mitsubishi Tokyo Financial Group, Inc. (the "Company") on Form 20-F for the fiscal year ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Tadahiko Fujino, Senior Managing Director and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ TADAHIKO FUJINO
                              -----------------------------
                              Name: Tadahiko Fujino
                              Title:  Senior Managing Director and
                                      Chief Financial Officer

Dated:  September 29, 2003